EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vincent T. Donnelly, President and Chief Executive Officer of PMA Capital Corporation, do hereby certify, to the best of my knowledge, that, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, the information contained in the Quarterly Report of PMA Capital Corporation on  Form 10-Q for the quarter ended June 30, 2008, filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of PMA Capital Corporation.  A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Vincent T. Donnelly
Vincent T. Donnelly
President and Chief Executive Officer
August 4, 2008